                                                                  EXHIBIT 10-M.3

                             ANNUAL INCENTIVE PLAN

                           Washington Energy Company

                                  October 1994


Plan Year:                                   Fiscal year beginning October 1 and ending
                                             September 30.

Eligibility:                                 All Vice Presidents and above of Washington Energy
                                             Company and its subsidiaries.

Purposes of Plan:                            -   Provide incentive to meet Company, department,
                                                 and individual goals.

                                             -   Link a greater portion of executive pay to
                                                 achieving objectives.

Administration:                              The plan will be administered by the Chairman, CEO,
                                             and President at the direction of the Compensation
                                             Committee of the Board of Directors.

Award Levels:                                           Award Levels (% of Base Salary)
                                             -------------------------------------------------
Position                                     Threshold              Target             Maximum
                                             ---------              ------             -------
Chairman, CEO, and President                    20                    40                  60
SVP - Planning, Dev & CFO                       15                    30                  45
SVP - Operations                                15                    30                  45
SVP - Legal and HR and                          15                    25                  35
President, WESCO                                15                    25                  35
VP - Supply and Administration                  15                    25                  35
SVP - Public Affairs                            10                    20                  30
VP's                                            10                    20                  30

Weighting of Company and Department          A portion of the participant s potential award will be
Performance Results:                         determined by "Corporate Performance" and the
                                             remaining portion will be determined by "Department
                                             Performance."  These portions will be based on position
                                             as follows:

                                                     Percentage of Target Award Based On:
                                             -------------------------------------------------
Position                                      Corporate                        Department
                                             Performance                       Performance
                                             -----------                       -----------
Chairman, CEO, and President                    100%                                -
SVP - Planning, Development & CFO               100%                                -
SVP - Operations                                100%
SVP s/VP - Supply & Administration               60%                               40%
President, WESCO                                 25%                               75%
Other VP s                                       50%                               50%

Corporate and Department                     Corporate Performance.  Corporate performance will be
Performance Measures:                        defined as Washington Energy Company Performance.
                                             The Corporate performance measure(s) will be as shown
                                             on the attached Exhibit 1.  Other financial measures
                                             may be used at the discretion of the Committee.

                                             Department Performance.  Through the planning process,
                                             the President and/or CEO will discuss the Department s
                                             goals for the plan year with each participant.  Each of
                                             these goals will be weighted based on their relative
                                             importance. Overall Department performance will be
                                             determined by applying these weights to the performance
                                             of each specific goal.

Minimum Corporate Performance:               The incentive cash payment for any specific Corporate
                                             Performance Measure achieved will be paid for that
                                             measure independent of attainment on other measures as
                                             long as threshold attainment has been achieved for that
                                             specific measure.

Award Adjustments:                           The Chairman, CEO and President can recommend
                                             discretionary award adjustments of +30% of the award
                                             amount.

                                             If individual performance is significantly inferior,
                                             the Chairman, CEO and President may significantly
                                             reduce or eliminate the total incentive cash payment
                                             award for that participant regardless of Corporate or
                                             Department performance.

The Effect of Extraordinary and              In comparing actual performance against the
Nonrecurring Items:                          performance goals, the Compensation Committee may exclude
                                             from such comparison any extra-ordinary or nonrecurring
                                             gains, losses, charges, or credits which appear on the
                                             Company s books and records as it deems appropriate.

Less Than Full-Year Plan                     If an individual becomes a participant after the
Participation:                               beginning of the Plan Year, the Chairman, CEO, and
                                             President will develop department performance measures
                                             for the remainder of the plan year for that
                                             participant.

                                             The final award will be calculated by multiplying the
                                             award by a proration factor.  The proration factor will
                                             be equal to the number of full weeks the individual
                                             actually spent as a Plan participant, divided by
                                             fifty-two.

                                             If a participant s employment is terminated during a
                                             plan year for reason of death, disability, or normal
                                             retirement, an award will be determined based on the
                                             performance as of the date of termination.


                                             The final award (paid after the end of the plan year)
                                             will be calculated by multiplying the award by a
                                             proration factor.  The proration factor will be equal
                                             to the number of full weeks of employment during the
                                             plan year divided by fifty-two.


                                             If a participant s employment is terminated by
                                             resignation or for cause, an incentive award will not
                                             be paid.

Change-In-Control:                           Change-in-control will be defined as set forth in the
                                             Performance Share Plan.  Upon change-in-control, target
                                             incentive cash payment for the year will be paid if a
                                             participant is terminated without cause.

Form and Timing of Payment:                  All awards will be paid in cash, less applicable
                                             withholding requirements.  The final award will be paid
                                             as soon as practicable following the end of the Plan
                                             Year.

Modifications:                               The Compensation Committee will approve all elements
                                             and goals of the Plan each year and reserves the right
                                             to modify, amend or repeal the Plan.  No modifications,
                                             however, may adversely affect an award which has
                                             previously been earned, either in  whole or in part.

Final Award Payment Approval:                The Compensation Committee of the Board of Directors
                                             has final approval of all incentive cash payments.

                                   Exhibit #1

                         Corporate Performance Measures

                                Fiscal Year 1995

     Measure*                   Threshold                      Target                      Maximum
------------------------------------------------------------------------------------------------------------
Productivity              O&M cost per average         O&M cost per average         O&M cost per average
                          Customer less than or        Customer less than or        Customer less than or
                          equal to $137                equal to $134                equal to $130

Operating Income                                       Target for 1995 greater      Target for 1995 greater
                                                       than or equal to $59.5mm     than or equal to $62.5mm

Capital Expenditures      -   Non-revenue gen-         -   Non-revenue gen-
                              erating capital              erating capital
                              less than or                 less than or
                              equal to $34mm               equal to $32mm

                          -   Revenue - generat-       -   Revenue-generating
                              ing capital earns            capital earns
                              rate/return                  rate/return
------------------------------------------------------------------------------------------------------------

               * Performance measures shall be weighted equally.